Vanguard Intermediate-Term Bond Index Fund
Summary Prospectus
 April 29, 2022
Institutional Shares & Institutional Plus Shares
Vanguard Intermediate-Term Bond Index Fund Institutional Shares (VBIMX)
Vanguard Intermediate-Term Bond Index Fund Institutional Plus Shares (VBIUX)
 The Fund’s statutory Prospectus and Statement of Additional Information dated April 29, 2022, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/MFs. You can also obtain this information at no cost by calling 800-662-7447 (if you are an individual investor) or 888-809-8102 (if you are a client of Vanguard‘s Institutional Division) or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
The Fund seeks to track the performance of a market-weighted bond index with an intermediate-term dollar-weighted average maturity.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell Institutional Shares or Institutional Plus Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees
(Fees paid directly from your investment)
	Institutional Shares	Institutional Plus Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Institutional Shares	Institutional Plus Shares
Management Fees	0.05%	0.04%
12b-1 Distribution Fee	None	None
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.05%	0.04%

Examples
The following examples are intended to help you compare the cost of investing in the Fund’s Institutional Shares or Institutional Plus Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$5	$16	$28	$64
Institutional Plus Shares	$4	$13	$23	$51
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 46% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the Bloomberg U.S. 5–10 Year Government/Credit Float Adjusted Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued.
The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in bonds held in the Index. The Fund seeks to maintain a dollar-weighted average maturity consistent with that of the Index. As of December 31, 2021, the dollar-weighted average maturity of the Index was 7 years. The Fund also seeks to maintain an average duration consistent with that of the Index. As of December 31, 2021, the average duration of the Index was 7 years.

Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance, and the level of risk may vary based on market conditions:
• Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests primarily in intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.
• Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund’s monthly income to fluctuate accordingly.
• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are of investment-grade quality.
• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund's target index. Index sampling risk for the Fund is expected to be low.
• Liquidity risk, which is the chance that the Fund may not be able to sell a security in a timely manner at a desired price.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index and another comparative index, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.
Annual Total Returns — Vanguard Intermediate-Term Bond Index Fund Institutional Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	4.66%	June 30, 2020
Lowest	-4.20%	March 31, 2021

Average Annual Total Returns for Periods Ended December 31, 2021
	1 Year	5 Years	10 Years
Vanguard Intermediate-Term Bond Index Fund Institutional Shares
Return Before Taxes	-2.34%	4.15%	3.52%
Return After Taxes on Distributions	-3.43	2.98	2.22
Return After Taxes on Distributions and Sale of Fund Shares	-1.15	2.72	2.19
Vanguard Intermediate-Term Bond Index Fund Institutional Plus Shares
Return Before Taxes	-2.33%	4.16%	3.53%
Bloomberg U.S. 5-10 Year Gov/Credit Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	-2.28%	4.19%	3.57%
Bloomberg U.S. Aggregate Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	-1.58	3.64	2.94
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Institutional
Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Manager
Joshua C. Barrickman, CFA, Principal of Vanguard and head of Vanguard’s Fixed Income Indexing Americas. He has managed the Fund since 2008.
Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Institutional Shares or Institutional Plus Shares is $5 million or $100 million, respectively. The minimum investment amount required to add to an existing Fund account is generally $1. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

CFA® is a registered trademark owned by CFA Institute.
”Bloomberg®” and U.S. 5-10 Year Government/Credit Float Adjusted Index (the Index or Bloomberg Index) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the Index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.

The Intermediate-Term Bond Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Intermediate-Term Bond Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Intermediate-Term Bond Index Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Intermediate-Term Bond Index Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Intermediate-Term Bond Index Fund into consideration in determining, composing or calculating the Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Intermediate-Term Bond Index Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Intermediate-Term Bond Index Fund customers, in connection with the administration, marketing or trading of the Intermediate-Term Bond Index Fund.

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE INTERMEDIATE-TERM BOND INDEX FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE INTERMEDIATE-TERM BOND INDEX FUND OR INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
Vanguard Intermediate-Term Bond Index Fund Institutional Shares—Fund Number 504
Vanguard Intermediate-Term Bond Index Fund Institutional Plus Shares—Fund Number 1874
To request additional information about the Fund, please visit vanguard.com or contact us at 800-662-7447 (if you are an individual investor) or 888-809-8102 (if you are a client of Vanguard’s Institutional Division).
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Vanguard Marketing Corporation, Distributor.
SPI 504 042022